QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of CombiMatrix Corporation (the "Company") on Form 10-K for the annual period ended December 31, 2009, as filed with the Securities and Exchange Commission on March 18, 2010, (the "Report"), I, Scott R. Burell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ SCOTT R. BURELL Scott R. Burell Chief Financial Officer March 18, 2010

QuickLinks

  EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002